Fair value of financial instruments:	12 Months Ended
Dec. 31, 2011
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]

20. Fair value of financial instruments:

At December 31, 2010 and 2011, the carrying values of financial instruments such as cash and cash equivalents, trade receivables and payables, other receivables and accrued liabilities and the current portion of long-term debt approximated their market values, based on the short-term maturities of these instruments.

As noted in Note 7, the company calculates fair value for its marketable securities based on quoted market prices for identical assets and liabilities which represents Level 1 of ASC 820-10 fair value hierarchy.

At December 31, 2010 and 2011, the fair value of long-term debt and long term receivables was comparable with their carrying values.